FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                             Grand Court Lifestyles, Inc.
           ----------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                Delaware                                  22-3423087
          ------------------------                   ---------------------
           (State of Incorporation                    (I.R.S. Employer
            or Organization)                           Identification No.)


               2650 N. Military Trail
               Suite 350
               Boca Raton, Florida                             33431
          -----------------------------                --------------------
           (Address of Principal                            (Zip Code)
            Executive Offices)

               If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

               If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

               Securities Act registration statement file numbers to which this form relates:

                       333-05955 and 333-43331
                    ------------------------------

               Securities to be registered pursuant to Section 12(b) of the
          Act:

                       None
                    -------------------------

               Securities to be registered pursuant to Section 12(g) of the
          Act:

                       Common Stock, $.01 par value
                    ----------------------------------
                      (Title of Class)

          ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                    The class of securities to be registered hereby is the Common Stock, $.01 par value (the "Securities"), of Grand Court Lifestyles, Inc., a Delaware Corporation (the "Company").

                    For a description of the Securities, reference is made to the description of the Securities included in the Company's Prospectus which description is incorporated herein by reference. The Prospectus forms a part of the Registration Statements on Form S-1 (Nos. 333-05955 and 333-43331) filed by the Company with the Securities and Exchange Commission.

          ITEM 2.   EXHIBITS.

                    The Securities described herein are to be registered pursuant to Section 12 (g) of the Securities Exchange Act of
          1934, as amended. Accordingly, the following exhibits required in accordance with the instructions as to exhibits to Form 8-A are duly filed:

          1. Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to Registration Statement No. 333-05955).

          2. By-Laws of the Company (filed as Exhibit 3.2 to Registration Statement No. 333-05955).

                                      SIGNATURE

                    Pursuant  to  the requirements  of  Section  12 of  the

          Securities Exchange Act  of 1934, the Registrant  has duly caused this Registration Statement  to be  signed on its  behalf by  the undersigned, thereunto duly authorized.


          Dated:  March 3, 1998              GRAND COURT LIFESTYLES, INC.


                                             By:  /s/ Catherine V. Merlino
                                                ----------------------------
                                                    Catherine V. Merlino
                                                   Chief Financial Officer